Exhibit 21.1
List of Subsidiaries of American Homes 4 Rent and American Homes 4 Rent, L.P.

Below is a list of the subsidiaries of American Homes 4 Rent, which are not also subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Homes 4 Rent SFR, LLC	DE

ARPI REIT, LLC	DE

American Residential GP, LLC	DE

American Homes 4 Rent, L.P. (American Homes 4 Rent is the general partner of American Homes 4 Rent, L.P.)	DE
Below is a list of the subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Homes 4 Rent Management Holdings, LLC	DE

AH4R Management-AZ, LLC	DE

AH4R Management-CO, LLC	DE

AH4R Management-FL, LLC	DE

AH4R Management-GA, LLC	DE

AH4R Management-ID, LLC	DE

AH4R Management-IL, LLC	DE

AH4R Management-IN, LLC	DE

AH4R Management-KY, LLC	DE

AH4R Management-MS, LLC	DE

AH4R Management-NC, LLC	DE

AH4R Management-NM, LLC	DE

AH4R Management-OH, LLC	DE

AH4R Management-OK, LLC	DE

AH4R Management-OR, LLC	DE

AH4R Management-SC, LLC	DE

AH4R Management-TN, LLC	DE

AH4R Management-TX, LLC	DE

AH4R Management-UT, LLC	DE

AH4R Management-WA, LLC	DE

AH4R Management-WI, LLC	DE

American Homes 4 Rent Management, LLC	DE

American Homes 4 Rent Properties One, LLC	DE

American Homes 4 Rent Properties Three, LLC	DE

American Homes 4 Rent Properties Five, LLC	DE

American Homes 4 Rent Properties Six, LLC	DE

American Homes 4 Rent Properties Seven, LLC	DE

American Homes 4 Rent Properties Eight, LLC	DE

Entity	State of Incorporation

American Homes 4 Rent Properties Ten, LLC	DE

AH4R Maintenance, LLC	DE

American Homes 4 Rent TRS, LLC	DE

AMIP TRS, LLC	DE

AMIP Management, LLC	DE

AH4R Properties, LLC	DE

AH4R-IL, LLC	DE

AH4R-TN 3, LLC	DE

AMH Development, LLC	DE

AMH NC Development TRS, LP	DE

AMH NC Development TRS LP, LLC	DE

AMH NC Properties Two, LP	DE

AMH NC Development, LP	DE

AMH NC Properties, L.P.	DE

RJ American Homes 4 Rent One, LLC	DE

RJ American Homes 4 Rent Two, LLC	DE

AMH 2014-1 Borrower, LLC	DE

AMH 2014-2 Equity Owner, LLC	DE

AMH 2014-2 Borrower GP, LLC	DE

AMH 2014-2 Borrower, L.P.	DE

AMH 2014-3 Equity Owner, LLC	DE

AMH 2014-3 Borrower GP, LLC	DE

AMH 2014-3 Borrower, L.P.	DE

AMH 2015-1 Equity Owner, LLC	DE

AMH 2015-1 Borrower GP, LLC	DE

AMH 2015-1 Borrower, L.P.	DE

AMH 2015-2 Equity Owner, LLC	DE

AMH 2015-2 Borrower GP, LLC	DE

AMH 2015-2 Borrower, L.P.	DE

American Homes 4 Rent II, LLC	DE

AMH Roman Two AZ, LLC	DE

AMH Roman Two FL, LLC	DE

AMH Roman Two GA, LLC	DE

AMH Roman Two NC, LLC	DE

AMH Roman Two NV, LLC	DE

AMH Roman Two OR, LLC	DE

AMH Roman Two SC, LLC	DE

AMH Roman Two TN, LLC	DE

AMH Roman Two TX, LLC	DE

Entity	State of Incorporation

AMH Roman Two WA, LLC	DE

New ARP GP, LLC	DE

American Residential Properties OP, L.P.	DE

American Residential Leasing Company, LLC	DE

ARP 2014-1 Borrower, LLC	DE

AMH Addison Development, LLC	DE

AMH Creekside Development, LLC	DE

AMH Verrado Development, LLC	DE

AH4R Properties Two, LLC	DE

AH4R TN Properties Two, LLC	DE

AHI Bell Lake, LLC	DE

AHI Borrower GP, LLC	DE

AHI Borrower, LP	DE

AHI Equity Owner, LLC	DE

American Homes Investments, LLC	DE

AMH 2020 Portfolio Z, LLC	DE

AMH 2020 Portfolio ZB, LLC	DE

AMH Blackstone Development TRS, LLC	DE

AMH Burlingame Development TRS, LLC	DE

AMH Cedar Crossing Development TRS, LLC	DE

AMH Davenport Development TRS, LLC	DE

AMH Development Florida GC, LLC	DE

AMH Development Georgia GC, LLC	DE

AMH Development North Carolina GC, LLC	DE

AMH Development South Carolina GC, LLC	DE

AMH Development Tennessee GC, LLC	DE

AMH Development West GC, LLC	DE

AMH Franklin Goldmine Development TRS, LLC	DE

AMH Hawkes Landing Development, LLC	DE

AMH HB Development Manager, LLC	DE

AMH HB Investments, LLC	DE

AMH HB Venture, LLC	DE

AMH Marshfield Development, LLC	DE

AMH Mountain Springs Development, LLC	DE

AMH NB Development Baker Creek OR, LLC	DE

AMH NB Development Chatham Walk FL, LLC	DE

AMH NB Development FL, LLC	DE

AMH NB Development WA, LLC	DE

AMH NV Development, LLC	DE

Entity	State of Incorporation

AMH NV2 Development, LLC	DE

AMH NV3 Development, LLC	DE

AMH NV4 Development, LLC	DE

AMH NV5 Development, LLC	DE

AMH NV6 Development, LLC	DE

AMH Perelle Meadows TRS, LLC	DE

AMH Portfolio Z, LLC	DE

AMH Portfolio ZB, LLC	DE

AMH Produce Lane Development TRS, LLC	DE

AMH Rivercross Development TRS, LLC	DE

AMH TN Development, LLC	DE

AMH Victory Landing Development, LLC	DE